UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 9, 2006
FLOWSERVE CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-13179 (Commission File Number)	31-0267900 (I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas (Address of principal executive offices)		75039 (Zip Code)
(972) 443-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
Signature
Exhibit Index
Press Release
Transcript of Investors' Conference Call

Item 2.02. Results of Operations and Financial Condition.
     On November 9, 2006, Flowserve Corporation (the “Company”) issued a press release announcing significantly improved quarterly financial results for the quarter ended September 30, 2006. The press release is furnished as Exhibit 99.1 to this Form 8-K.
     On November 10, 2006, the Company hosted an investors’ conference call to discuss its financial results for the third quarter of 2006. A transcript of the call is attached hereto as Exhibit 99.2 and incorporated herein by reference.
     The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

99.1	Press Release issued by the Company on November 9, 2006, furnished pursuant to Item 2.02 of this Form 8-K.

99.2	Transcript of investors’ conference call, dated November 10, 2006, furnished pursuant to Item 2.02 of this Form 8-K.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION
By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date: November 14, 2006

Exhibit Index

Exhibit
Number	Description

99.1	Press Release issued by the Company on November 9, 2006, furnished pursuant to Item 2.02 of this Form 8-K.

99.2	Transcript of investors’ conference call, dated November 10, 2006, furnished pursuant to Item 2.02 of this Form 8-K.